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T. Rowe Price Investment Kit
Everything you need
to invest is enclosed. . .
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Capital Appreciation Fund


This value-oriented stock fund:

>    Offers a low-risk approach to capital growth

>    Has an excellent track record

>    Outperformed its peer group average for the past 16 years!

LOGO

! Please refer to page 3.



CAPITAL APPRECIATION FUND
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T. Rowe Price
Capital Appreciation Fund (PRWCX)

Fund Overview


Goal and general investment strategy

This no-load fund seeks long-term capital appreciation through a conservative approach to common stock investing. It uses a "value" strategy to select stocks-looking for those that appear to be underpriced relative to their intrinsic value.

Typically, at least half of the fund's assets consist of common stocks-usually of large, established companies. However, in order to preserve gains when the stock market is not performing well, the fund has the flexibility to invest in preferred stocks, convertible securities, bonds, and money market instruments. In short, the manager works as hard to reduce risk as to maximize gains.


Lower                   Moderate                  Higher
                       Risk/Reward
--------------------------------------------------------------------------------
Money Markets      Bonds     Blended Asset     Stocks

                                Lower      Moderate     Higher    Highest
                                               Risk/Reward
--------------------------------------------------------------------------------
                                                  Stocks
                                |
                                |
                                Capital Appreciation Fund



Benefits of investing in the fund

>    A lower-risk approach to capital growth
The fund participates in bull markets, and its attempts to cushion the effects of a stock market decline reduce the downside risk. When stocks are not performing well, the fund's ability to commit substantial assets to other types of securities could create opportunities for appreciation.

>    A strong core holding
Due to its conservative investment approach, the fund could be an appropriate core holding for the equity portion of a portfolio.

>    A value-focused approach
The fund's investment strategy also offers the opportunity for capital appreciation by seeking to discover companies before their underlying value is recognized by others.



                                                                   FUND OVERVIEW
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Risks of investing in the fund

>    Market fluctuations
Although this fund has one of the lowest risk/reward profiles of all T. Rowe Price stock funds, it is nonetheless subject to market risk. In addition, the fund's willingness to maintain a sizable commitment to fixed-income securities may prevent it from keeping pace with a sharply rising stock market.

>    Investment strategy characteristics
It is possible that a stock perceived to be undervalued is realistically priced; it is also possible that the investing public may not recognize a stock's true worth for an unexpectedly long time, if at all.


Risk reduction

In addition to in-depth research and a value-oriented investment approach, the fund has two other strategies to manage risk. First, it seeks to preserve principal by locking in gains. Second, it has considerable flexibility to diversify assets among income-producing securities, and this approach can reduce the fund's exposure to a falling market or to one the manager deems overvalued.


Fund performance

The fund's success at implementing its strategy is reflected below:

> The fund has generated attractive returns over time, outperforming its peers in the Lipper Mid-Cap Value Funds category average for the 1-, 5-, and 10-year periods ended June 30, 2002.*

>    "It's an excellent choice in the category."
        - Morningstar Mutual Funds, 7/31/02

>    Selected as a Lipper Leader on the basis of Preservation of Capital.**
         - Lipper Inc., 6/30/02

Leading Our Competition

LIPPER LEADER PRESERVATION LOGO

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*    Refer to page 3.

** Lipper Leader for Preservation ratings reflect how well a fund avoided periods of losses relative to peers in the same asset class for the three years ended 6/30/02. These ratings are relative, rather than absolute, measures. Funds may still experience losses periodically, which may be larger for equity and mixed equity funds than for fixed-income funds. The Capital Appreciation Fund was rated among 5,795 equity funds for the three years ended 6/30/02. The ratings are subject to change monthly and are not intended to predict future results. Of the funds analyzed, 20% are named Lipper Leaders for Preservation. Lipper does not guarantee the accuracy of this information. More information is available at www.lipperleaders.com. Lipper Leader ratings copyright 2002, Reuters. All rights reserved.



CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

The following chart shows that the fund has rewarded investors well. It tracks the growth of a hypothetical $10,000 investment on June 30, 1992, through the end of June 2002. Of course, past performance is no guarantee of future results.

How $10,000 Invested 6/30/92 Would Have Grown Over Time

                  Capital
                  Appreciation
                  Fund

6/30/92           10000
6/30/93           11351
6/30/94           12160
6/30/95           14338
6/30/96           16637
6/30/97           19767
6/30/98           22351
6/30/99           24296
6/30/00           24966
6/30/01           31875
6/30/02           33116


Major Holdings as of 6/30/02

Below is a listing of the principal holdings of the Capital Appreciation Fund.

Company                                                    Percent of Assets

Roche Holdings                                                    3.7
Amerada Hess                                                      3.5
Carolina Group                                                    3.4
Newmont Mining                                                    3.3
Ryder System                                                      2.7
Hilton                                                            2.1
Union Pacific Capital Trust                                       1.9
Inco                                                              1.7
FirstEnergy                                                       1.7
Rouse                                                             1.6

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Average annual total returns were 3.89%, 10.87%, 12.72%, and 12.88% and -0.11%,
8.14%, 12.26%, and 9.88% for the fund and Lipper Mid-Cap Value Funds Average for the 1-year, 5-year, 10-year, and since-inception (16-year period) periods ended 6/30/02, respectively. These figures include changes in principal value, reinvested dividends, and capital gain distributions. Investment return and principal value will vary, and shares may be worth more or less at redemption than at original purchase. (Source for Lipper data: Lipper Inc.)



                                                                   FUND OVERVIEW
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Independent Rating
* * * * *

The Capital Appreciation Fund received an Overall Morningstar RatingTM of five stars for its risk-adjusted performance. The fund was rated among 676, 504, and 125 domestic hybrid funds for the 3-, 5-, and 10-year periods ended July 31, 2002, respectively.*

Here's an excerpted analysis (7/31/02) of the T. Rowe Price Capital Appreciation Fund from Morningstar's premium Web site_

"T. Rowe Price Capital Appreciation retains significant appeal.

"It has been almost one year since Steve Boesel took over for Rich Howard as manager here. Howard's disciplined small- and mid-cap value approach served the fund well during his 12-year tenure, producing one of the best records in the domestic-hybrid category and recording only one annual loss. The value strategy remains in place, institutionalized at T. Rowe Price, but Boesel has led the fund gradually toward the larger side of mid-cap territory.

"New management has produced solid results, though it has not escaped the market carnage in 2002. In the first half of the year, both the stock and bond portions of the fund scored positive returns. Top holdings. . . saw strong gains in the first half, only to see them largely evaporate in July. . . Still, the fund has lost only 2% for the year to date through July 31, 2002.

"Boesel has recently expanded into larger-cap stocks, a departure from the fund's traditional devotion to smaller issues, but that's partly because he says they now offer better values than they did in the 1990s. He has added a number of large pharmaceutical companies. . . Those stocks expand the fund's health-care stake, but at much more-attractive prices than in previous years. At the same time, the fund remains largely devoted to traditional value holdings in the energy, utility, and industrial sectors.

"In short, we don't think that the fund's moderately increased correlation to the S&P 500 makes it less attractive. It still offers sufficient diversification and careful attention to value. It's an excellent choice in the category."

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*For funds with at least a 3-year history, a Morningstar Rating_ is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) with emphasis on downward variations and consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. The Overall Morningstar Rating_ is derived from a weighted average of the performance figures associated with a fund's 3-, 5-, and 10-year (if applicable) Morningstar Rating_ metrics. The fund received 5 stars for the 3-, 5-, and 10-year periods ended 7/31/02. Past performance is no guarantee of future results.



Fund Profile


T. Rowe Price

Capital
Appreciation Fund

A relatively conservative stock fund seeking long-term capital growth.

This profile summarizes key information about the fund that is included in the fund's prospectus. The fund's prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about the fund at no cost by calling 1-800-541-8366, or by visiting our Web site at troweprice.com/caf.

1.   What is the fund's objective?

     The fund seeks maximum long-term capital appreciation by investing primarily in common stocks, and it may also hold fixed-income and other securities to help preserve principal value in uncertain or declining markets.

2.   What is the fund's principal investment strategy?

     We will invest primarily in the common stocks of established U.S. companies we believe to have above-average potential for capital growth. Common stocks typically constitute at least half of total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, foreign securities, futures, and options, in keeping with the fund's objective.

     Our common stocks generally fall into one of two categories: the larger category comprises long-term core holdings whose prices when we buy them are considered low in terms of company assets, earnings, or other factors; and the smaller category comprises opportunistic investments whose prices we expect to rise in the short term but not necessarily over the long term. Since we attempt to prevent losses as well as achieve gains, we typically use a value approach in selecting investments. Our in-house research team seeks to identify companies that seem undervalued by various measures, such as price/book value, and may be temporarily out of favor but have good prospects for capital appreciation. We may establish relatively large positions in companies we find particularly attractive.

     The fund's approach differs from that of many other funds. We work as hard to reduce risk as to maximize gains and may seek to realize gains rather than lose them in market declines. In addition, we search for the best risk/reward values among all types of securities. The portion of the fund invested in a particular type of security, such as common stocks, results largely from case-by-case investment decisions, and the size of the fund's cash reserves may reflect the manager's ability to find companies that meet valuation criteria rather than his market outlook.

     Bonds and convertible securities may be purchased to gain additional exposure to a company or for their income or other features; maturity and quality are not necessarily major considerations. The fund may also purchase other securities, including futures and options, in keeping with the fund's investment objective.

     The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

     Further information about the fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of these documents, call 1-800-541-8366.

3.   What are the main risks of investing in the fund?

     The fund's value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. If the fund has large holdings in a relatively small number of companies, disappointing performance by those companies will have a more adverse impact on the fund than would be the case with a more diversified fund. Our opportunistic trading approach and willingness to realize gains could result in higher taxable capital gain distributions than other stock funds. A sizable cash or fixed-income position may hinder the fund from participating fully in a strong, rapidly rising bull market. In addition, significant exposure to bonds increases the risk that the fund's share value could be hurt by rising interest rates or credit downgrades or defaults. Convertible securities are also exposed to price fluctuations of the company's stock.

     As with all equity funds, this fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

     Foreign stock holdings are subject to the risk that some holdings may lose value because of declining foreign currencies or adverse political or economic events overseas. Investments in futures and options, if any, are subject to additional volatility and potential losses.

     As with any mutual fund, there can be no guarantee the fund will achieve its objective.

     > The fund's share price may decline, so when you sell your shares, you may lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

4.   How can I tell if the fund is appropriate for me?

     Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you are looking for a relatively conservative way to invest for capital growth in the equity market and are willing to accept price declines, the fund could be appropriate for you. This fund should not represent your complete investment program or be used for short-term trading purposes.

     The fund can be used in both regular and tax-deferred accounts, such as IRAs.

     > Equity investors should have a long-term investment horizon and be willing to wait out bear markets.

5.   How has the fund performed in the past?

     The bar chart showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. Fund past returns (before and after taxes) are not necessarily an indication of future performance.

     In addition, the average annual total return table shows hypothetical after-tax returns to suggest how taxes paid by the shareholder may influence returns. Actual after-tax returns depend on each investor's situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax-deferred account, such as a 401(k) or IRA. During periods of fund losses, the post-liquidation after-tax return may exceed the fund's other returns because the loss generates a tax benefit that is factored into the result.

     Calendar Year Total Returns

              CAF
     '92      9.36%
     '93      15.66%
     '94      3.80%
     '95      22.57%
     '96      16.82%
     '97      16.20%
     '98      5.77%
     '99      7.07%
     '00      22.17%
     '01      10.26%

     The fund can also experience short-term performance swings. The best calendar return during the years depicted in the chart was 10.53% in the second quarter of 1999, and the worst was -4.14% in the third quarter of 1999.


     Average Annual Total Returns
     ---------------------------------------------------------------------------

                                    Periods ended 6/30/02

                                         1 year      5 years      10 years

     Capital Appreciation Fund

       Returns before taxes                3.89%       10.87%        12.72%

       Returns after taxes
       on distributions                    2.34         7.49          9.67

       Returns after taxes
       on distributions and
       sale of fund shares                 2.71         7.46          9.26

       S&P 500 Stock Index               -17.99         3.66         11.43

       Lipper Mid-Cap
       Value Funds Index                  -2.47         6.93         11.01

     Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax and capital gains rates. They do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end, and, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.

6.   What fees or expenses will I pay?

     The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.

     Fees and Expenses of the Fund*

                                          Annual fund operating expenses
                                  (expenses that are deducted from fund assets)

     Management fee                                       0.62%
     Other expenses                                       0.24%
     Total annual fund operating expenses                 0.86%

     * Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee.

     Example. The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, earn a 5% annual return, and hold the investment for the following periods and then redeem:

         1 year            3 years          5 years           10 years
            $88               $274             $477              $1,061

7.   Who manages the fund?

     The fund is managed by T. Rowe Price Associates, Inc. Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

     Stephen W. Boesel manages the fund day to day and has been chairman of its Investment Advisory Committee since August 1, 2001. He has been managing investments since joining T. Rowe Price in 1973.

     To participants in employer-sponsored retirement plans: The following questions and answers about buying and selling shares and services do not apply to your plan. Please call your plan's toll-free number for additional information.

8.   How can I purchase shares?

     Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.

9.   How can I sell shares?

     You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access(registered trademark) or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee.

10.  When will I receive income and capital gain distributions?

     The fund distributes income annually and net capital gains, if any, at year-end. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.

11.  What services are available?

     A wide range, including but not limited to:

     o    retirement plans for individuals and large and small businesses;

     o automated information and transaction services by telephone or computer;

     o    electronic transfers between fund and bank accounts;

     o    automatic investing and automatic exchange;

     o    brokerage services; and

     o    asset manager accounts.



                                                    INVESTING WITH T. ROWE PRICE
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Advantages of Investing With T. Rowe Price

"Put the customer's needs first."
 - Thomas Rowe Price, Jr., 1937

This principle remains the cornerstone of how we conduct business today. Over the years, have evolved into one of the largest and most successful financial services firms in the country. Our proven approach to managing money is based on proprietary research and strict investment discipline refined over more than 60 years. T. Rowe Price serves a broad client base, managing more than $148 billion for more than eight million investor accounts.

To uncover the most promising investment opportunities-both at home and abroad-we rely heavily on our team of in-house analysts, one of the most respected in the industry. In addition, our international funds are supported by a worldwide team of investment professionals in London, Paris, Hong Kong, Singapore, Tokyo, Buenos Aires, and Baltimore that offers on-site expertise to our shareholders. Further, we offer a combination of benefits that few companies can match:

Performance. We are known for solid investment management across all asset classes and seek to provide consistent long-term performance that meets our investors' objectives. In doing so, we focus not only on asset growth and income but also on risk management.

Choice. To meet your changing investment needs and provide the flexibility you want to build your investment portfolio, we offer:

o    more than 80 stock, bond, and money market funds;

o    a full range of domestic and international funds;

o tax-deferred retirement options, including IRAs, Keoghs, SIMPLE and SEP plans, 401(k) and 403(b) plans, and variable annuities;

o    regular and IRA CDs offered through the T. Rowe Price Savings Bank;*

o tax-advantaged options for saving for college, including 529 plans and Education Savings Accounts;

o brokerage** services that provide access to over 3,000 funds from other fund families and let you trade individual securities via the Internet or automated phone; and

o    advisory services that provide helpful investment guidance.***

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*T. Rowe Price Savings Bank is a member of the FDIC and offers CD products.
Other T. Rowe Price affiliates, including T. Rowe Price Investment Services, Inc., are separate entities. While the Savings Bank's CDs are FDIC-insured, all other products offered by T. Rowe Price affiliates are not FDIC-insured and are not a deposit of or guaranteed by the Savings Bank. Such products are subject to investment risk, including possible loss of the principal amount invested. **Brokerage services offered by T. Rowe Price Investment Services, Inc., member NASD/SIPC. *** Services offered by T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.



Savings. All T. Rowe Price funds are 100% no load-there are no sales charges or purchase fees.

Convenience. We realize that in addition to investing for performance, you want convenience. To that end, we offer:

o A combined statement summarizing all brokerage accounts, T. Rowe Price and non-T. Rowe Price funds, and variable annuities;

o Timely fund and performance reports to keep you informed about each of your funds;

o Internet access offering account information and fund prices, interactive tools and calculators, and mutual fund prospectuses and reports at troweprice.com/caf;

o Tele*Access(registered trademark) offering account information 24 hours a day;

o    Investor Centers located throughout the country;

o    Knowledgeable customer service representatives available to assist you;

o    Easy purchase, exchange, and redemption of funds via phone and computer;
     and

o Self-help guides for investment needs, ranging from retirement to college planning.

Service. To ensure the highest level of customer service, we're constantly evaluating new technologies that could invent new ways to do business today and dictate how we do it in the future.

--------------------------------------------------------------------------------
To open your account:

1. Please read the fund overview and the fund profile that provides additional details including fees, expenses, and risks.

2. Complete and return the enclosed New Account Form and return it in the postage-paid envelope, along with your check. Or, if you prefer, you can open an account online. The initial minimum investment is $2,500 ($1,000 for IRAs).

You can choose to waive the minimum investment amount by contributing as little as $50 a month through Automatic Asset Builder, our no-cost systematic investment plan. If you would like a prospectus before investing, please call us to order one; otherwise, you will receive one with your account confirmation. For information about value investing, request our free Insights report, Value Investing.

To receive an IRA application or have any questions answered, call us at 1-800-541-8366. You can also access reports and applications through our Web site at troweprice.com/caf.



T. Rowe Price Family of Funds
Offering investment options from conservative to aggressive.

Share Price
Stability

Return Potential


STABILITY

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Prime Reserve
Summit Cash Reserves1
Summit Municipal Money Market1
Tax-Exempt Money
U.S. Treasury Money


INCOME

Lower Risk/Return Income

Maryland Short-Term Tax-Free Bond
Short-Term Bond
Tax-Free Short-Intermediate


Moderate Risk/Return Income

Florida Intermediate
Tax-Free
GNMA
New Income
Spectrum Income
Summit GNMA1
Summit Municipal Intermediate1
Tax-Free Intermediate Bond
U.S. Bond Index*
U.S. Treasury Intermediate


Higher Risk/Return Income

CA, GA, MD, NJ, NY, and VA Bond Funds
Corporate Income Emerging Markets Bond
High Yield*
International Bond
Summit Municipal Income1
Tax-Free High Yield
Tax-Free Income
U.S. Treasury Long-Term


GROWTH

Lower Risk/Return Growth

Balanced
Capital Appreciation
Equity Income
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Real Estate*
Tax-Efficient Balanced*
Value


Moderate Risk/Return Growth

Blue Chip Growth
Capital Opportunity
Dividend Growth
Equity Index 500*
Global Stock
Growth & Income
Growth Stock
International Equity Index*
International Growth & Income
International Stock
Mid-Cap Value
New Era
Spectrum Growth
Spectrum International
Tax-Efficient Growth*
Total Equity Market Index*


Higher Risk/Return Growth

European Stock
Extended Equity Market
Index*
Financial Services
Health Sciences
Mid-Cap Growth
New America Growth
Small-Cap Stock
Small-Cap Value*2
Tax-Efficient Multi-Cap Growth*


Highest Risk/Return Growth

Developing Technologies*
Diversified Small-Cap
Growth*
Emerging Europe & Mediterranean*

Emerging Markets Stock*
Global Technology
International Discovery*2
Japan
Latin America*
Media & Telecommunications
New Asia
New Horizons
Science & Technology

To request a prospectus for any of the above funds, please call 1-800-541-8366. Read it carefully before investing.

Funds are placed in general risk/return categories based on their past performance or, for newer funds, the performance of the types of securities in which they invest. There is no assurance past trends will continue.

An investment in the money market funds is not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

*Redemption fees may apply.

1$25,000 minimum. 2Closed to new investors.



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T. Rowe Price Investment Kit


Capital Appreciation Fund


To open an account
Investor Services
1-800-541-8366

For fund information
and account transactions
on the Internet
troweprice.com/caf


T. Rowe Price Invest with Confidence (registered trademark)

T. Rowe Price
100 East Pratt Street
Baltimore, MD 21202

T. Rowe Price Investment Services, Inc., Distributor

26501
9/02